Well Positioned for the Future Joseph L. Hooley Chief Executive Officer 2010 Banking and Financial Services Investor Conference Hosted by Bank of America Merrill Lynch 16 November 2010 Exhibit 99.1

2
Reminder
This presentation contains forward-looking statements as defined by United States securities laws, including statements about our goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment.
Forward-looking statements are often identified by such forward-looking terminology as "plan," "expect," "look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target,”
and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to November 16, 2010.
Important factors that may affect future results and outcomes include, but are not limited to: changes in law or regulation that may adversely affect our, our clients’ or our counterparties’ business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, the requirement that additional capital be maintained and changes that expose us to risks related to compliance; financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions, including regulation, taxes and fees, designed to address or otherwise be responsive to such disruptions and recession, including actions taken in the
U.S. and internationally to address the financial and economic disruptions that began in 2007; increases in the volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our clients; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the performance and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required, and the ability to satisfy other closing conditions; the possibility of our clients incurring substantial losses in investment pools where we act as agent, and the possibility of further general reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; the results of litigation, government investigations and similar disputes or proceedings; adverse publicity or other reputational harm; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2009 Annual Report on Form 10-
K, and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, November 16, 2010, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 Well Positioned for the Future Agenda Core Business Strength Global Opportunities Current Environment Strategic Direction

4 Well Positioned for the Future Agenda Core Business Strength Global Opportunities Current Environment Strategic Direction

5 1  All numbers above are as of 9/30/10 with exception of  FX volume which is as of year-end 2009
Well Positioned for the Future
Core Business Strength
Investment
Management
Investment
Research
and Trading
Investment
Servicing
• AUM: $1.9T
1
• Offers investment
strategies across
the risk/return
spectrum
• $13T  in FX and equity
volume
• $2.2T in lendable assets
1
• AUA: $20.2T
1
• Provides broad
range of
investment
services

6
MARKET POSITION
GLOBAL SERVICES • No. 1 in U.S. Mutual Fund Accounting
• No. 1 in Investment Manager Operations Outsourcing
• No. 1 in Alternative Asset Servicing
GLOBAL MARKETS • No. 1 in Securities Finance
• Leading Transition Manager
• Electronic Trading Innovator
GLOBAL ADVISORS • No. 2 in worldwide institutional assets
4
• No. 2 passive manager of domestic equities and bonds
5
• No. 2 ETF provider
4
Well Positioned for the Future
Core Business Strength
1 Source: The NASDAQ Stock Market Inc., Data Products, as of  9/30/10
2 Source: Scrip Issue Global Report, (9/10)
3   ICFA Annual Fund Administration Survey, 2010; HFN Biannual Fund Administration Survey, 6/10; STT assets as of 9/30/10
4 Pension and Investments 6/28/10
5   Pension and Investments 5/31/10
1

2

Well Positioned for the Future
Core Business Strength
TRENDS DRIVING GROWTH
SECULAR TRENDS • Growth in savings/retirement
• Globalization
• Industry consolidation
• Growth in electronic trading
CYCLICAL TRENDS • Demand for solution-based asset management
• Increasing product complexity
• Expense pressure affecting investment managers
• Regulatory reform and changes in
accounting requirements
• Greater emphasis on risk management

Well Positioned for the Future
Core Business Strength – Market Recognition
No. 2 Manager
of Worldwide
Institutional Assets
Pensions & Investments
2010 Money Managers Survey
HF Administrator of the Year
and PE Fund Administrator
of the Year
International Custody and
Fund Administration
2010 Americas
Service Provider Awards
Transition Manager
of the Year
2010
Global Pensions
Awards
Custodian of the Year
2010
Global Pensions
Awards
Most Recognized
ETF Brand
exchangetradedfunds.com
2010 Global ETF Awards
No. 1 Global Custodian
in Asia Pacific
Global Investor
2010 Global Custody Survey
Equity Lender of the Year
Global  Investor / ISF
2010 Equity Lending Survey
Best Multi-Asset Class
Trading Platform
(FX Connect)
Profit & Loss
2010 Digital Markets Awards
European Securities Lender
of the Year and European
Transfer Agent of the Year
International Custody and
Fund Administration
2009 European
Awards

Well Positioned for the Future
BUSINESS
YTD
NEW WINS
*
($ billions)
INSTALLED
THRU Q3
($ billions)
TO BE
INSTALLED
($ billions)
US Asset Servicing $760.7 $118.3 $642.4
Non-US Asset Servicing $306.4 $167.8 $138.6
Total Asset Servicing $1,067.1 $286.1 $781.0
US Asset Management $86.9 $66.4 $20.5
Non-US Asset
Management
$98.6 $90.8 $7.8
Total Asset Management $185.5 $157.2 $28.3
Core Business Strength – Client Wins
* Assets as of 9/30/10

10 Well Positioned for the Future Agenda Core Business Strength Global Opportunities Current Environment Strategic Direction

11%
1%
5%
47%
4%
3%
29%
45%
25%
10%
2%
14%
4%
31%
6%
23%
8%
5%
27%
Well Positioned for the Future
Global Opportunities
UK
Pensions:
$4.0T
Insurance:
$8.3T
4
Collectives:
$6.5T
European Collective, Pension, Insurance markets: $18.8 trillion
European Market Forecast to Grow 5.9% over next 3 years
5
1 Total assets include seven key European markets: UK, Netherlands, Germany, Ireland/Luxembourg offshore assets, Italy, Switzerland and France
2 ICI, 9/09
3 For Germany, France, UK, Netherlands, Switzerland, Towers Watson, 12/09; for Italy, OECD data as of 12/08, applied 8.8% growth rate (Allianz International Pensions Studies
Western)
4 CEA European Insurance, applied 8% growth rate (STT estimate) to 2008 figures
Insurance assets: Applied 8% growth rate to 2008 figures, to be updated
5 Source: BCG, 4/10
Netherlands
Germany
Offshore
(Ireland / Lux.)
Italy
Switzerland
France
1
2
3

Well Positioned for the Future
Global Opportunities
$15T
2004
$19T
2009
$710B
2004
European Collective, Pension
and Insurance Market Growth
2004-2009
CAGR: 5.2%
State Street
European AUC Growth
2004-2009
CAGR: 21.4%
$1,868B
2009
1 Total assets include seven key European markets: UK, Netherlands, Germany, Ireland/Luxembourg offshore assets, Italy, Switzerland and France
Sources: ICI( 9/09), CEA 12/08), Watson Wyatt (12/09), and State Street estimates
2 AUC represents all European assets under custody
1
2

21%
35%
23%
8%
2%
10%
1%
Well Positioned for the Future
Global Opportunities
68%
16%
2%
7%
1%
3%
3%
41%
1%
3%
4%
7%
36%
8%
1 Total assets include seven key markets: Japan, Australia, Hong Kong, South Korea, Taiwan, China and Singapore
2 Collectives as of September 2009
3 Government related: Japan includes Japan Post; Taiwan includes Chunghwa Post, formerly Taiwan Post
4 Source: BCG, 4/10
Sources: ICI (9/09), IMF (12/09), Cerulli Associates (12/08), Watson Wyatt (12/09), Monetary Authority of Singapore MAS Survey, Singapore Central Provident Fund Board
(12/08), Temasek Holdings, HKSFC's Fund Management Activities Survey (12/08), Rainmaker (12/09), Korea National Pension Service, Korea Teacher Pension Fund; The Bank
of Korea, Korea Government Employee Pension Service (12/08); China National Council for Social Security Fund (12/09), Central Bank of Republic of China (Taiwan) (9/09),
Japan Post Bank (12/09); State Street estimates
Pensions:
$4.5T
Government
Related:
$7.4T
4
Collectives:
$3.2T
Asia-Pacific Collective, Pension and Government-related Markets:
$15.1 trillion
Japan
Australia
Hong Kong
South Korea
Taiwan
China
Singapore
Asia-Pacific Market Forecast to Grow 9.4% over next 3 years
4
2
3
1

Well Positioned for the Future
Global Opportunities
$9T
2004
$15T
2009
$294B
2004
Asia-Pacific Collective, Pension
and Government  Market Growth
2004 – 2009
CAGR: 11.4%
State Street
Asia-Pacific AUC Growth
2004 – 2009
CAGR: 17.1%
1 Total assets include seven key markets: Japan, Australia, Hong Kong, South Korea, Taiwan, China and Singapore
Sources: ICI (9/09), IMF (12/09), Cerulli Associates (12/08), Watson Wyatt (12/09), Monetary Authority of Singapore MAS Survey, Singapore Central Provident Fund Board
(12/08), Temasek Holdings, HKSFC's Fund Management Activities Survey (12/08), Rainmaker (12/09), Korea National Pension Service, Korea Teacher Pension Fund; The Bank
of Korea, Korea Government Employee Pension Service (12/08); China National Council for Social Security Fund (12/09), Central Bank of Republic of China (Taiwan) (9/09),
Japan Post Bank (12/09); State Street estimates
2 AUC represents all Asia/Pacific  assets under custody
$648B
2009
1 2

Well Positioned for the Future
Global Opportunities
23%
77%
41%
59%
Revenue
1999 Pro forma
2009
1 Excludes impact of discount accretion ($621 million); reported 2009 non-US revenue for State Street was $2.878 billion (36%); pro forma 2009 is adjusted for estimated impact of Intesa and Mourant
2 Assumes F/X rates stay constant
Goal to Double Non-US Revenue over 5 Years
US
Non-US
1
2

Well Positioned for the Future
Global Opportunities
– Consolidation
Source: Company  reports, Global Custody.net, Institutional  Investor Global Custodian Survey
1 Data for BNY, State Street, RBC Dexia, & Brown Brothers reflect  AUA  as of 9/30/2010; as of 6/30/10 for HSBC SS,
BNP Paribas, CACEIS, Societe Generale;  all others reflect  AUC data: JP Morgan,  Citi, Northern Trust,  Nordea, NAB as of 9/30/10; SEB, Pictet as of 6/30/10;  Mitsubishi, UBS, Six Sis, Santander : as of 3/31/10
Top 20 Companies by AuC / AuA
1
($T)
US
Europe
Asia-Pacific

DEUTSCHE BANK’S GSS Established State Street’s leadership position in Europe
IFS Added hedge fund servicing capability
CURRENEX Expanded electronic high-speed trading capability
PALMERI Accelerated State Street’s leadership in private
equity servicing
INVESTORS FINANCIAL Expanded share of mutual fund and hedge fund servicing markets
Excellent Track Record in Executing Accretive Acquisitions
Well Positioned for the Future
Global
Opportunities –
Consolidation

INTESA SANPAOLO’S
SECURITIES SERVICES
• State Street is now:
- Leading asset servicer in Italy
- No. 2 asset servicer of offshore funds in
Luxembourg and Ireland
1
• Goal to retain 90% of revenue of ~€293M
• Expect to remove ~€60M in costs over 5 years
• Additional cross sell opportunities
MOURANT  INTERNATIONAL
FINANCE ADMINISTRATION
• State Street is now
2
:
- No.1 in alternative asset servicing globally
- No.1 in private equity servicing  globally
- No. 2 in real estate asset servicing globally
- No. 2 in hedge fund servicing globally
• Annualized revenue of about $100 million
• Additional cross sell opportunities
Well Positioned for the Future
Global Opportunities
– Consolidation
1 Fitzrovia (for Luxembourg 6/09  & for Ireland 12/09)
2 ICFA Annual Fund Administration Survey, 2010; HFN Biannual Fund Administration Survey 6/10; STT assets as of 9/30/10
Both Acquisitions Progressing as Expected

BANK OF IRELAND’S ASSET
MANAGEMENT BUSINESS
(BIAM)
• A €26 billion
1
Dublin-based manager of active equity
strategies, as well as cash, fixed income, property and
asset allocation
- SSgA currently sub-advises about 30% of these
assets
• Complements and enhances SSgA’s core
competencies and supports solutions business
• Transaction details:
- Cost: ~€57 million
2
- Closing: expected in Q1 2011
Well Positioned for the Future
Global Growth – Consolidation
1   At September 30, 2010
2   Includes estimated net assets of approximately €14 million
Expands SSgA’s Investment Management Capabilities

20 Well Positioned for the Future Agenda Core Business Strength Global Opportunities Current Environment Strategic Direction

Well Positioned for the Future
Current Environment – Regulatory Reform
Evolving Regulatory Reform
LANDSCAPE
DODD-FRANK ACT • Extensive rule-making process will determine final outcome
• Not expected to have significant impact on our business
model
• Expect to be deemed a systemically important financial
institution
BASEL • G-20 expected to endorse Basel III proposal in November
• U.S. regulators to determine capital requirements
for U.S. banks
• Extended implementation period expected

Well Positioned for the Future
Current Environment – Capital
“WELL
CAPITALIZED”
1
STATE STREET CORP.
9/30/10 12/31/09
Tier 1 Leverage 5%
2
8.3% 8.5%
Tier 1 Capital 6% 15.8% 17.7%
Tier 1 Common Ratio 13.9% 15.6%
Total Capital 10% 17.1% 19.1%
Tangible Common Equity 4.25% – 4.75%
3
6.9% 6.6%
TCE / RWA
4
13.3% 12.8%
1 Except as noted in note 4 below, minimum “Well Capitalized” as defined by Federal regulators
2 Minimum “Well Capitalized,” as defined by Federal regulators, applies to State Street Bank and Trust only
3 Target ratio as defined by State Street
4 Ratio as defined by Moody’s Investors Service, Inc.
Tier 1 leverage, tier 1 capital and total capital ratios are determined by currently applicable regulatory guidelines. For a description of the tangible common equity, TCE/RWA and tier
1 common ratios, including related reconciliations, please see the appendix.
Strong Capital Generation and Strategic Deployment

NET INTEREST
REVENUE
• Client deposit volumes remain strong
• Expect administered rates worldwide to remain flat
• Expect 2010 NIM to be slightly higher than 165 bps, excluding discount accretion
SECURITIES
FINANCE
• Continuing pressure from reduced demand and de-risking by asset owners
• Volume decline and spread pressures persist
FX TRADING • Low level of cross-border investing continued YTD in 2010
2
• Lower levels of volume and volatilities continue
Well Positioned for the Future
Current Environment – Market-Driven Revenue
1 STT customer-weighted volatilities
2 As of 9/30/10

Well Positioned for the Future
Current Environment – Expense Control
Focused on Operating Model Innovation to Fuel New Capabilities and
Create Efficiencies
COST
IMPROVEMENTS
•
Focusing on structural expense improvements
•
Implementing process improvement (LEAN)
•
Utilizing operations in Poland, China and India
•
Applying technology to decrease unit costs
•
Optimizing global real estate footprint

Well Positioned for the Future
•
Strength in servicing fee revenue
•
Successful integration of acquisitions
•
Modest improvement in management fee revenue
•
NIM expected to be slightly above 165 bps (excluding discount accretion)
•
Continued expense controls
Current Environment – Drivers of 2010 Outlook
Expect Operating-Basis EPS to be Slightly Above 2009 Level of $3.32
1
1 Based on adjusted operating-basis 2009 results (see Appendix)

26 Well Positioned for the Future Agenda Core Business Strength Global Opportunities Current Environment Strategic Direction

Well Positioned for the Future
Strategic Direction
FOCUSED ON
•
Doubling non-US revenues over the next five years
•
Accelerating market share globally through organic growth
and acquisition
•
Driving industry innovation for clients by maintaining
technology investment at 20% – 25% of operating expenses
•
Strengthening industry-leading operating model
•
Achieving positive operating leverage on annual basis
•
Enhancing risk management capabilities
across organization

28 Well Positioned for the Future Strategic Direction – Summary Competitive Position Client Relationships Capital Strength Cost Controls Caliber of Talent

29